Exhibit 10.19

COMMERCIAL LEASE

This Lease is made and entered into between E & E Plaza LLC, herein called Lessor, and Fulgent Therapeutics Inc herein called Lessee.

Lessee hereby offers to lease from Lessor the premises situated in the City of Temple City, County of Los Angeles, State of CA, described as 4978 Santa Anita Ave. #101 & #102, with approximately 1,350 square feet upon the following TERMS and CONDITIONS:

1.	Term and Rent. Lessor demises the above premises for a term of three (3) years commencing on April 1, 2015 and terminating on March 31, 2018 or sooner as provided herein at the annual rental of Twenty Three Thousand Nine Hundred Seventy Six Dollars ($23,976.00) payable in equal monthly installments of $1,998.00 in advance on the first day of each month for that month’s rent during the term of this lease. All rental payments shall be made to E & E Plaza LLC (Lessor) at the following address: Ideal Management at 625 E. Main Street Alhambra, CA 91801

2.	Late Charge. In the event Tenant is more than Five (5) days late in paying any installment of rent due under this Lease, Tenant shall pay landlord a late charge equal to 10% of the delinquent installment of rent.

3.	Security Deposit. Lessee shall deposit with Lessor on the signing of this lease the sum of $1,998.00 as security for the performance of Lessee’s obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease.

4.	Adjustment to the Rent. The rent specified herein shall be increased on each Adjustment Date (April 1st) at 3% fixed annually starting 04/01/2016. Lessor agrees to provide to Lessee 3 months free rent which will be applied from 04/01/15 to 06/30/15. Lessee will be responsible to all tenant improvement expenses and costs in unit #101 & #102.

5.	Use. Lessee shall use and occupy the premises for Lab. the premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose.

6.	Care and Maintenance of Premises. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times, maintain the premises in good and safe condition, including plate glass, electrical wiring, plumbing and any other system or equipment exclusively used for that premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, except the roof, exterior walls, and structural foundations, which shall be maintained by Lessor.

7.	Alterations. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, in, to or about the premises.

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8.	Ordinances and Statutes. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

9.	Assignment and Subletting. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, Lessor, at his/her option, may terminate this lease.

10.	Utilities. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including those for electricity, and telephone services.

11.	Entry and Inspection. Lessee shall permit Lessor or Lessor’s agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty (60) days prior to the expiration of this lease, to place upon the premises any usual “To Let” or “For Lease” signs, and permit persons desiring to lease the same to inspect the premises thereafter.

12.	Possession. If Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within 30 days of the commencement of the term hereof.

13.	Indemnification of Lessor. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

14.	Insurance. Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows: $1,000,000.00 General Liability Insurance.

Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of Cancellation or material change of coverage. To the maximum extent permitted by insurance policies, which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation, which might otherwise exist.

Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising from Tenant’s use or occupancy of the premises or from the conduct of its business or from any activity, work, or things which may be permitted or suffered by tenant in or about the premises including all damages, costs, attorney’s fees, expenses and liabilities incurred in the defense of any claim or action or proceeding arising there from. Except for Landlord’s willful or grossly negligent conduct, Tenant hereby assumes all risk of damage to property or injury to person in or about the premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord.

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Except for Landlord’s willful or grossly negligent conduct. Tenant hereby agrees that Landlord shall not be liable for any injury to Tenant’s business or loss of income there from or for damage to the goods, wares, merchandise, or other property of Tenant. Tenant’s employees, invitees, customers or any other person in or about the premises: nor shall Landlord be liable for injury to the person of Tenant, Tenant’s employees, agents, contractors, or invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning, or lighting fixtures, or from any other cause, weather such damage results from conditions arising upon the premises or upon other portions of the building in which the premises are a part, or from any other sources or places. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant, if any, of the building in which the premises are located.

15.	Eminent Domain. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee’s use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expense.

16.	Destruction of Premises. In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs, thereof, Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

17.	Lessor’s Remedies on Default. If Lessee shall default in the payment when due of any installment of rent herein or in the performance of any other convenant or obligation of Lessee herein, Lessor shall forward written notice, as provided herein, of such default to Lessee, and failure of Lessee to cure such default within Three (3) days after the date of receipt of such notice with respect to a default in the payment of rent or within Thirty (30) days after the date of receipt of such notice with respect to any other default of Lessee (or, if such other default cannot be cured within such Thirty(30) day period, within such reasonable additional time as is necessary to cure such other default, provided that Lessee pursues cure diligently and in good faith), shall thereafter allow Lessor to pursue all remedies provided to Lessor pursuant to state law applicable.

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18.	Tax Increase. In the event there is any increase during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation, Lessee shall pay to Lessor upon presentation of paid tax bills an amount equal to N/A % of the increase in taxes upon the year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year.

19.	Common Area Expense. In the event the demised premises are situated in a shopping center or in commercial building in which there are common areas, Lessee agrees to pay his pro-rata share of maintenance, taxes, and insurance for the common area. (N/A)

20.	Attorney’s Fees. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney’s fee.

21.	Notices. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address shown below, or at such other places as may be designated by the parties from time to time.

22.	Heirs, Assigns, Successors. This lease is binding upon and insures to the benefit of the heirs, assigns and successors in interest to the parties.

23.	Options to Renew. Provided that Lessee is not in default in the performance of this lease, Lessee shall have the option to renew the lease for None additional term of N/A years commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during the renewal term. The option shall be exercised by written notice given to Lessor not less than 90 days prior to the expiration of the initial lease term. If notice is not given in the manner provided herein within the time specified, this option shall expire.

24.	Subordination. This lease is and shall be subordinated to all existing and future liens and encumbrances against the property.

25.	Estoppels Certificate. Each party, within (10) days after notice from the other party, shall execute and deliver to the other party a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modification. The certificate shall also state the amount of minimum monthly rent, the dates to which the rent has been paid in advance, and the amount of any security deposit or prepaid rent, if any, as well as acknowledging that there are not, to that party’s knowledge, any uncured defaults on the part of the other party, or specifying such defaults, if any, which are claimed. Failure to deliver such a certificate within the ten (10) day period shall be conclusive upon the party failing to deliver the certificate to the benefit of the party requesting the certificate that this Lease is in full force and effect, that there are no uncured defaults hereunder, and has not been modified except as may be represented by the party requesting the certificate

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26.	Covenants and conditions. Each provision of this lease performable by Tenant shall be deemed both a covenant and a condition.

27.	Choice of Law. The parties hereto agree that the laws of the State of California shall govern this Lease.

Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties.

Signed this 14th Day of April, 2015	04/14/2015

By	/s/ James Shi	By	/s/ Ming Hsleh
Lessor:		Lessee:
E & E Plaza LLC		Fulgent Therapeutics Inc

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COMMERCIAL LEASE

This Lease is made and entered into between E & E Plaza LLC, herein called Lessor, and Fulgent Therapeutics LLC herein called Lessee.

Lessee hereby offers to lease from Lessor the premises situated in the City of Temple City, County of Los Angeles, State of CA, described as 4978 Santa Anita Ave. #103, with approximately 948 square feet upon the following TERMS and CONDITIONS:

1.	Term and Rent. Lessor demises the above premises for a term of two (2) years commencing on April 1, 2016 and terminating on March 31, 2018 or sooner as provided herein at the annual rental of Eighteen Thousand Two Hundred One Dollars and 60/100 ($18,201.60) payable in equal monthly installments of $1,516.80 in advance on the first day of each month for that month’s rent during the term of this lease. All rental payments shall be made to E & E Plaza LLC (Lessor) at the following address: Ideal Management at 625 E. Main Street Alhambra, CA 91801

2.	Late Charge. In the event Tenant is more than Five (5) days late in paying any installment of rent due under this Lease, Tenant shall pay landlord a late charge equal to 10% of the delinquent installment of rent.

3.	Security Deposit. Lessee shall deposit with Lessor on the signing of this lease the sum of $1,516.80 as security for the performance of Lessee’s obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease.

4.	Adjustment to the Rent. The rent specified herein shall be increased on each Adjustment Date (April 1st) at 3% - 5% annually starting 04/01/2017. Lessee will be responsible to all tenant improvement expenses and costs in unit #103.

5.	Use. Lessee shall use and occupy the premises for Lab. the premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose.

6.	Care and Maintenance of Premises. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times, maintain the premises in good and safe condition, including plate glass, electrical wiring, plumbing and any other system or equipment exclusively used for that premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, except the roof, exterior walls, and structural foundations, which shall be maintained by Lessor.

7.	Alterations. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, in, to or about the premises.

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8.	Ordinances and Statutes. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

9.	Assignment and Subletting. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, Lessor, at his/her option, may terminate this lease.

10.	Utilities. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including those for electricity, and telephone services.

11.	Entry and Inspection. Lessee shall permit Lessor or Lessor’s agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty (60) days prior to the expiration of this lease, to place upon the premises any usual “To Let” or “For Lease” signs, and permit persons desiring to lease the same to inspect the premises thereafter.

12.	Possession. If Lessor is unable to deliver possession of the premises at the commencement hereof. Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within 30 days of the commencement of the term hereof.

13.	Indemnification of Lessor. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

14.	Insurance. Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows: $1,000,000.00 General Liability Insurance.

Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of Cancellation or material change of coverage. To the maximum extent permitted by insurance policies, which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation, which might otherwise exist.

Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising from Tenant’s use or occupancy of the premises or from the conduct of its business or from any activity, work, or things which may be permitted or suffered by tenant in or about the premises including all damages, costs, attorney’s fees, expenses and liabilities incurred in the defense of any claim or action or proceeding arising there from. Except for Landlord’s willful or grossly negligent conduct, Tenant hereby assumes all risk of damage to property or injury to person in or about the premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord.

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Except for Landlord’s willful or grossly negligent conduct, Tenant hereby agrees that Landlord shall not be liable for any injury to Tenant’s business or loss of income there from or for damage to the goods, wares, merchandise, or other property of Tenant. Tenant’s employees, invitees, customers or any other person in or about the premises: nor shall Landlord be liable for injury to the person of Tenant, Tenant’s employees, agents, contractors, or invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning, or lighting fixtures, or from any other cause, weather such damage results from conditions arising upon the premises or upon other portions of the building in which the premises are a part, or from any other sources or places. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant, if any, of the building in which the premises are located.

15.	Eminent Domain. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee’s use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expense.

16.	Destruction of Premises. In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days. Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs, thereof. Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

17.	Lessor’s Remedies on Default. If Lessee shall default in the payment when due of any installment of rent herein or in the performance of any other convenant or obligation of Lessee herein, Lessor shall forward written notice, as provided herein, of such default to Lessee, and failure of Lessee to cure such default within Three (3) days after the date of receipt of such notice with respect to a default in the payment of rent or within Thirty (30) days after the date of receipt of such notice with respect to any other default of Lessee (or, if such other default cannot be cured within such Thirty(30) day period, within such reasonable additional time as is necessary to cure such other default, provided that Lessee pursues cure diligently and in good faith), shall thereafter allow Lessor to pursue all remedies provided to Lessor pursuant to state law applicable.

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18.	Tax Increase. In the event there is any increase during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation. Lessee shall pay to Lessor upon presentation of paid tax bills an amount equal to N/A % of the increase in taxes upon the year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year.

19.	Common Area Expense. In the event the demised premises are situated in a shopping center or in commercial building in which there are common areas, Lessee agrees to pay his pro-rata share of maintenance, taxes, and insurance for the common area. (N/A)

20.	Attorney’s Fees. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney’s fee.

21.	Notices. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address shown below, or at such other places as may be designated by the parties from time to time.

22.	Heirs, Assigns, Successors. This lease is binding upon and insures to the benefit of the heirs, assigns and successors in interest to the parties.

23.	Options to Renew. Provided that Lessee is not in default in the performance of this lease. Lessee shall have the option to renew the lease for None additional term of N/A years commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during the renewal term. The option shall be exercised by written notice given to Lessor not less than 90 days prior to the expiration of the initial lease term. If notice is not given in the manner provided herein within the time specified, this option shall expire.

24.	Subordination. This lease is and shall be subordinated to all existing and future liens and encumbrances against the property.

25.	Estoppels Certificate. Each party, within (10) days after notice from the other party, shall execute and deliver to the other party a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modification. The certificate shall also state the amount of minimum monthly rent, the dates to which the rent has been paid in advance, and the amount of any security deposit or prepaid rent, if any, as well as acknowledging that there are not, to that party’s knowledge, any uncured defaults on the part of the other party, or specifying such defaults, if any, which are claimed. Failure to deliver such a certificate within the ten (10) day period shall be conclusive upon the party failing to deliver the certificate to the benefit of the party requesting the certificate that this Lease is in full force and effect, that there are no uncured defaults hereunder, and has not been modified except as may be represented by the party requesting the certificate

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26.	Covenants and conditions. Each provision of this lease performable by Tenant shall be deemed both a covenant and a condition.

27.	Choice of Law. The parties hereto agree that the laws of the State of California shall govern this Lease.

Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties.

Signed this 24th Day of March, 2016

By	/s/ James Shi	By	/s/ Ming Hsieh
Lessor: E & E Plaza LLC		Lessee: Fulgent Therapeutics LLC

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COMMERCIAL LEASE

This Lease is made and entered into between E & E Plaza LLC, herein called Lessor, and Fulgent Therapeutics Inc herein called Lessee.

Lessee hereby offers to lease from Lessor the premises situated in the City of Temple City, County of Los Angeles, State of CA, described as 4978 Santa Anita Ave. #104, with approximately 1,260 square feet upon the following TERMS and CONDITIONS:

1.	Term and Rent. Lessor demises the above premises for a term of three (3) years commencing on April 1, 2015 and terminating on March 31, 2018 or sooner as provided herein at the annual rental of Twenty Two Thousand Three Hundred Seventy Seven Dollars and 60/100 Cents ($22,377.60) payable in equal monthly installments of $1,864.80 in advance on the first day of each month for that month’s rent during the term of this lease. All rental payments shall be made to E & E Plaza LLC (Lessor) at the following address: Ideal Management at 625 E. Main Street Alhambra, CA 91801

2.	Late Charge. In the event Tenant is more than Five (5) days late in paying any installment of rent due under this Lease, Tenant shall pay landlord a late charge equal to 10% of the delinquent installment of rent.

3.	Security Deposit. Lessee shall deposit with Lessor on the signing of this lease the sum of $1,864.80 as security for the performance of Lessee’s obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease.

4.	Adjustment to the Rent. The rent specified herein shall be increased on each Adjustment Date (April 1st) at 3% fixed annually starting 04/01/2016. Lessor agrees to provide to Lessee 3 months free rent which will be applied from 04/01/15 to 06/30/15. Lessee will be responsible to all tenant improvement expenses and costs in unit #104.

5.	Use. Lessee shall use and occupy the premises for Lab, the premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose.

6.	Care and Maintenance of Premises. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times, maintain the premises in good and safe condition, including plate glass, electrical wiring, plumbing and any other system or equipment exclusively used for that premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, except the roof, exterior walls, and structural foundations, which shall be maintained by Lessor.

7.	Alterations. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, in, to or about the premises.

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8.	Ordinances and Statutes. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

9.	Assignment and Subletting. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, Lessor, at his/her option, may terminate this lease.

10.	Utilities. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including those for electricity, and telephone services.

11.	Entry and Inspection. Lessee shall permit Lessor or Lessor’s agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty (60) days prior to the expiration of this lease, to place upon the premises any usual “To Let” or “For Lease” signs, and permit persons desiring to lease the same to inspect the premises thereafter.

12.	Possession. If Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within 30 days of the commencement of the term hereof.

13.	Indemnification of Lessor. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

14.	Insurance. Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows: $1,000,000.00 General Liability Insurance.

Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of Cancellation or material change of coverage. To the maximum extent permitted by insurance policies, which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation, which might otherwise exist.

Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising from Tenant’s use or occupancy of the premises or from the conduct of its business or from any activity, work, or things which may be permitted or suffered by tenant in or about the premises including all damages, costs, attorney’s fees, expenses and liabilities incurred in the defense of any claim or action or proceeding arising there from. Except for Landlord’s willful or grossly negligent conduct, Tenant hereby assumes all risk of damage to property or injury to person in or about the premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord.

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Except for Landlord’s willful or grossly negligent conduct, Tenant hereby agrees that Landlord shall not be liable for any injury to Tenant’s business or loss of income there from or for damage to the goods, wares, merchandise, or other property of Tenant. Tenant’s employees, invitees, customers or any other person in or about the premises: nor shall Landlord be liable for injury to the person of Tenant, Tenant’s employees, agents, contractors, or invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning, or lighting fixtures, or from any other cause, weather such damage results from conditions arising upon the premises or upon other portions of the building in which the premises are a part, or from any other sources or places. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant, if any, of the building in which the premises are located.

15.	Eminent Domain. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee’s use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expense.

16.	Destruction of Premises. In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs, thereof, Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

17.	Lessor’s Remedies on Default. If Lessee shall default in the payment when due of any installment of rent herein or in the performance of any other convenant or obligation of Lessee herein, Lessor shall forward written notice, as provided herein, of such default to Lessee, and failure of Lessee to cure such default within Three (3) days after the date of receipt of such notice with respect to a default in the payment of rent or within Thirty (30) days after the date of receipt of such notice with respect to any other default of Lessee (or, if such other default cannot be cured within such Thirty(30) day period, within such reasonable additional time as is necessary to cure such other default, provided that Lessee pursues cure diligently and in good faith), shall thereafter allow Lessor to pursue all remedies provided to Lessor pursuant to state law applicable.

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18.	Tax Increase. In the event there is any increase during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation, Lessee shall pay to Lessor upon presentation of paid tax bills an amount equal to N/A % of the increase in taxes upon the year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year.

19.	Common Area Expense. In the event the demised premises are situated in a shopping center or in commercial building in which there are common areas, Lessee agrees to pay his pro-rata share of maintenance, taxes, and insurance for the common area. (N/A)

20.	Attorney’s Fees. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney’s fee.

21.	Notices. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address shown below, or at such other places as may be designated by the parties from time to time.

22.	Heirs, Assigns, Successors. This lease is binding upon and insures to the benefit of the heirs, assigns and successors in interest to the parties.

23.	Options to Renew. Provided that Lessee is not in default in the performance of this lease, Lessee shall have the option to renew the lease for None additional term of N/A years commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during the renewal term. The option shall be exercised by written notice given to Lessor not less than 90 days prior to the expiration of the initial lease term. If notice is not given in the manner provided herein within the time specified, this option shall expire.

24.	Subordination. This lease is and shall be subordinated to all existing and future liens and encumbrances against the property.

25.	Estoppels Certificate. Each party, within (10) days after notice from the other party, shall execute and deliver to the other party a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modification. The certificate shall also state the amount of minimum monthly rent, the dates to which the rent has been paid in advance, and the amount of any security deposit or prepaid rent, if any, as well as acknowledging that there are not, to that party’s knowledge, any uncured defaults on the part of the other party, or specifying such defaults, if any, which are claimed. Failure to deliver such a certificate within the ten (10) day period shall be conclusive upon the party failing to deliver the certificate to the benefit of the party requesting the certificate that this Lease is in full force and effect, that there are no uncured defaults hereunder, and has not been modified except as may be represented by the party requesting the certificate

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26.	Covenants and conditions. Each provision of this lease performable by Tenant shall be deemed both a covenant and a condition.

27.	Choice of Law. The parties hereto agree that the laws of the State of California shall govern this Lease.

Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties.

Signed this 14th Day of April, 2015			04/14/2015

By	/s/ James Shi	By	/s/ Ming Hsieh
Lessor:		Lessee:
E & E Plaza LLC		Fulgent Therapeutics Inc

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COMMERCIAL LEASE

This Lease is made and entered into between E & E Plaza LLC, herein called Lessor, and Fulgent Therapeutics Inc herein called Lessee.

Lessee hereby offers to lease from Lessor the premises situated in the City of Temple City, County of Los Angeles, State of CA, described as 4978 Santa Anita Ave. #105, with approximately 1,200 square feet upon the following TERMS and CONDITIONS:

1.	Term and Rent. Lessor demises the above premises for a term of three (3) years commencing on April 1, 2015 and terminating on March 31, 2018 or sooner as provided herein at the annual rental of Twenty One Thousand Three Hundred Twelve Dollars ($21,312.00) payable in equal monthly installments of $1,776.00 in advance on the first day of each month for that month’s rent during the term of this lease. All rental payments shall be made to E & E Plaza LLC (Lessor) at the following address: Ideal Management at 625 E. Main Street Alhambra, CA 91801

2.	Late Charge. In the event Tenant is more than Five (5) days late in paying any installment of rent due under this Lease, Tenant shall pay landlord a late charge equal to 10% of the delinquent installment of rent.

3.	Security Deposit. Lessee shall deposit with Lessor on the signing of this lease the sum of $1,776.00 as security for the performance of Lessee’s obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease.

4.	Adjustment to the Rent. The rent specified herein shall be increased on each Adjustment Date (April 1st) at 3% fixed annually starting 04/01/2016. Lessor agrees to provide to Lessee 3 months free rent which will be applied from 04/01/15 to 06/30/15. Lessee will be responsible to all tenant improvement expenses and costs in unit #105.

5.	Use. Lessee shall use and occupy the premises for Lab. the premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose.

6.	Care and Maintenance of Premises. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times, maintain the premises in good and safe condition, including plate glass, electrical wiring, plumbing and any other system or equipment exclusively used for that premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, except the roof, exterior walls, and structural foundations, which shall be maintained by Lessor.

7.	Alterations. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, in, to or about the premises.

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8.	Ordinances and Statutes. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

9.	Assignment and Subletting. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, Lessor, at his/her option, may terminate this lease.

10.	Utilities. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including those for electricity, and telephone services.

11.	Entry and Inspection. Lessee shall permit Lessor or Lessor’s agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty (60) days prior to the expiration of this lease, to place upon the premises any usual “To Let” or “For Lease” signs, and permit persons desiring to lease the same to inspect the premises thereafter.

12.	Possession. If Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within 30 days of the commencement of the term hereof.

13.	Indemnification of Lessor. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

14.	Insurance. Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows: $1,000,000.00 General Liability Insurance.

Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of Cancellation or material change of coverage. To the maximum extent permitted by insurance policies, which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation, which might otherwise exist.

Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising from Tenant’s use or occupancy of the premises or from the conduct of its business or from any activity, work, or things which may be permitted or suffered by tenant in or about the premises including all damages, costs, attorney’s fees, expenses and liabilities incurred in the defense of any claim or action or proceeding arising there from. Except for Landlord’s willful or grossly negligent conduct, Tenant hereby assumes all risk of damage to property or injury to person in or about the premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord.

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Except for Landlord’s willful or grossly negligent conduct. Tenant hereby agrees that Landlord shall not be liable for any injury to Tenant’s business or loss of income there from or for damage to the goods, wares, merchandise, or other property of Tenant. Tenant’s employees, invitees, customers or any other person in or about the premises: nor shall Landlord be liable for injury to the person of Tenant, Tenant’s employees, agents, contractors, or invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning, or lighting fixtures, or from any other cause, weather such damage results from conditions arising upon the premises or upon other portions of the building in which the premises are a part, or from any other sources or places. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant, if any, of the building in which the premises are located.

15.	Eminent Domain. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee’s use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expense.

16.	Destruction of Premises. In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs, thereof, Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

17.	Lessor’s Remedies on Default. If Lessee shall default in the payment when due of any installment of rent herein or in the performance of any other convenant or obligation of Lessee herein, Lessor shall forward written notice, as provided herein, of such default to Lessee, and failure of Lessee to cure such default within Three (3) days after the date of receipt of such notice with respect to a default in the payment of rent or within Thirty (30) days after the date of receipt of such notice with respect to any other default of Lessee (or, if such other default cannot be cured within such Thirty(30) day period, within such reasonable additional time as is necessary to cure such other default, provided that Lessee pursues cure diligently and in good faith), shall thereafter allow Lessor to pursue all remedies provided to Lessor pursuant to state law applicable.

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18.	Tax Increase. In the event there is any increase during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation, Lessee shall pay to Lessor upon presentation of paid tax bills an amount equal to N/A % of the increase in taxes upon the year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year.

19.	Common Area Expense. In the event the demised premises are situated in a shopping center or in commercial building in which there are common areas, Lessee agrees to pay his pro-rata share of maintenance, taxes, and insurance for the common area. (N/A)

20.	Attorney’s Fees. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney’s fee.

21.	Notices. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address shown below, or at such other places as may be designated by the parties from time to time.

22.	Heirs, Assigns, Successors. This lease is binding upon and insures to the benefit of the heirs, assigns and successors in interest to the parties.

23.	Options to Renew. Provided that Lessee is not in default in the performance of this lease, Lessee shall have the option to renew the lease for None additional term of N/A years commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during the renewal term. The option shall be exercised by written notice given to Lessor not less than 90 days prior to the expiration of the initial lease term. If notice is not given in the manner provided herein within the time specified, this option shall expire.

24.	Subordination. This lease is and shall be subordinated to all existing and future liens and encumbrances against the property.

25.	Estoppels Certificate. Each party, within (10) days after notice from the other party, shall execute and deliver to the other party a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modification. The certificate shall also state the amount of minimum monthly rent, the dates to which the rent has been paid in advance, and the amount of any security deposit or prepaid rent, if any, as well as acknowledging that there are not, to that party’s knowledge, any uncured defaults on the part of the other party, or specifying such defaults, if any, which are claimed. Failure to deliver such a certificate within the ten (10) day period shall be conclusive upon the party failing to deliver the certificate to the benefit of the party requesting the certificate that this Lease is in full force and effect, that there are no uncured defaults hereunder, and has not been modified except as may be represented by the party requesting the certificate

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26.	Covenants and conditions. Each provision of this lease performable by Tenant shall be deemed both a covenant and a condition.

27.	Choice of Law. The parties hereto agree that the laws of the State of California shall govern this Lease.

Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties.

Signed this 14th Day of April, 2015			04/14/2015

By	/s/ James Shi	By	/s/ Ming Hsieh
Lessor:		Lessee:
E & E Plaza LLC		Fulgent Therapeutics Inc

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COMMERCIAL LEASE

This Lease is made and entered into between E & E Plaza, LLC, herein called Lessor, and Fulgent Therapeutics, LLC. herein called Lessee.

Lessee hereby offers to lease from Lessor the premises situated in the City of Temple City, County of Los Angeles, State of California, described as 4978 Santa Anita Ave. #201, Temple City, CA 91780, with approximately 1,002 square feet upon the following TERMS and CONDITIONS:

1.	Term and Rent. Lessor demises the above premises for a term of Two (2) years, commencing on August 1, 2016 and terminating on July 31, 2018 or sooner as provided herein at the annual rental of Nineteen Thousand Two Hundred Thirty- Eight Dollars and 40 Cents (19,238.40) payable in equal monthly installments of $1,603.20 in advance on the first day of each month for that month’s rent during the term of this lease. All rental payments shall be made to Lessor, at the following address:

Ideal Property at 625 East Main Street Alhambra CA 91801

Late Charge. In the event Tenant is more than Five (5) days late in paying any installment of rent due under this Lease, Tenant shall pay landlord a late charge equal to 10% of the delinquent installment of rent

2.	Security Deposit. Lessee shall deposit with Lessor on the signing of this lease the sum of One Thousand Six Hundred Three Dollars and 20 Cents ($1,603.20) as security for the performance of Lessee’s obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease.

3.	Adjustment to the Rent. The minimum monthly rent specified herein shall be increased $1.75/s.f. on 08/01/2017. Lessee will be responsible for all Tenant Improvement expenses and costs in unit 201.

4.	Use. Lessee shall use and occupy the premises for Lab. The premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose.

5.	Care and Maintenance of Premises. Lessee acknowledges that the premises are generally in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expenses and at all times, maintain the premises in good and safe condition, including plate glass, flooring, painting, interior walls, electrical wiring & lights, plumbing, HVAC system and any other system or equipment exclusively used for that premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, except the roof, exterior walls, and structural foundations, which shall be maintained and repaired by Lessor.

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6.	Alterations. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, in, to or about the premises.

7.	Ordinances and Statutes. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

8.	Assignment and Subletting. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, Lessor, at his/her option, may terminate this lease.

9.	Utilities. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including but not limited, those for electricity, and telephone services. Lessor shall be responsible for water, trash and gardening service.

10.	Entry and Inspection. Lessee shall permit Lessor or Lessor’s agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty (60) days prior to the expiration of this lease, to place upon the premises any usual “To Let” or “For Lease” signs, and permit persons desiring to lease the same to inspect the premises thereafter.

11.	Possession. If Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within 30 days of the commencement of the term hereof.

12.	Indemnification of Lessor. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

13.	Insurance. Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows:

$1,000,000 for general liabilities

Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of Cancellation or material change of coverage. To the maximum extent permitted by insurance policies, which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation, which might otherwise exist.

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Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising from Tenant’s use or occupancy of the premises or from the conduct of its business or from any activity, work, or things which may be permitted or suffered by tenant in or about the premises including all damages, costs, attorney’s fees, expenses and liabilities incurred in the defense of any claim or action or proceeding arising there from. Except for Landlord’s willful or grossly negligent conduct, Tenant hereby assumes all risk of damage to property or injury to person in or about the premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord.

Except for Landlord’s willful or grossly negligent conduct, Tenant hereby agrees that Landlord shall not be liable for any injury to Tenant’s business or loss of income there from or for damage to the goods, wares, merchandise, or other property of Tenant. Tenant’s employees, invitees, customers or any other person in or about the premises: nor shall Landlord be liable for injury to the person of Tenant, Tenant’s employees, agents, contractors, or invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning, or lighting fixtures, or from any other cause, weather such damage results from conditions arising upon the premises or upon other portions of the building in which the premises are a part, or from any other sources or places. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant, if any, of the building in which the premises are located.

14.	Eminent Domain. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee’s use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expense.

15.	Destruction of Premises. In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs, thereof, Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

16.

Lessor’s Remedies on Default. If Lessee shall default in the payment when due of any installment of rent herein or in the performance of any other convenant or obligation of Lessee herein, Lessor shall forward written notice, as provided herein, of such default to Lessee, and failure of Lessee to cure such default within Three (3) days after the date of receipt of such notice with respect to a default in

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the payment of rent or within Thirty (30) days after the date of receipt of such notice with respect to any other default of Lessee (or, if such other default cannot be cured within such Thirty(30) day period, within such reasonable additional time as is necessary to cure such other default, provided that Lessee pursues cure diligently and in good faith), shall thereafter allow Lessor to pursue all remedies provided to Lessor pursuant to state law applicable.

17.	Tax Increase. In the event there is any increase during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation, Lessee shall pay to Lessor upon presentation of paid tax bills an amount equal to 0% of the increase in taxes upon the year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year.

18.	Common Area Expense. In the event the demised premises are situated in a shopping center or in commercial building in which there are common areas, Lessee agrees to pay his pro-rata share of maintenance, taxes, and insurance for the common area. (N/A)

19.	Attorney’s Fees. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney’s fee.

20.	Notices. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address shown below, or at such other places as may be designated by the parties from time to time.

21.	Heirs, Assigns, Successors. This lease is binding upon and insures to the benefit of the heirs, assigns and successors in interest to the parties.

22.	Options to Renew. Provided that Lessee is not in default in the performance of this lease, Lessee shall have the option to renew the lease for additional None years commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during the renewal term. The option shall be exercised by written notice given to Lessor not less than N/A days prior to the expiration of the initial lease term. If notice is not given in the manner provided herein within the time specified, this option shall expire.

23.	Subordination. This lease is and shall be subordinated to all existing and future liens and encumbrances against the property.

24.	Estoppels Certificate. Each party, within (10) days after notice from the other party, shall execute and deliver to the other party a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modification. The certificate shall also state the amount of minimum monthly rent, the dates to which the rent has been paid in advance, and the amount of any security deposit or prepaid rent, if any, as well as acknowledging that there are not,

4

to that party’s knowledge, any uncured defaults on the part of the other party, or specifying such defaults, if any, which are claimed. Failure to deliver such a certificate within the ten (10) day period shall be conclusive upon the party failing to deliver the certificate to the benefit of the party requesting the certificate that this Lease is in full force and effect, that there are no uncured defaults hereunder, and has not been modified except as may be represented by the party requesting the certificate

25.	Covenants and conditions. Each provision of this lease performable by Tenant shall be deemed both a covenant and a condition.

26.	Choice of Law. The parties hereto agree that the laws of the State of California shall govern this Lease.

Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties.

Signed this 28th Day of July, 2016

By	/s/ Ming Hsieh	By	/s/ James Shi
Lessee: Fulgent Therapeutics, LLC		Lessor: E & E Plaza, LLC
Title:	Manager	Title:	Property Manager

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COMMERCIAL LEASE

This Lease is made and entered into between E & E PLAZA, LLC, herein called Lessor, and Fulgent Therapeutics, LLC herein called Lessee.

Lessee hereby offers to lease from Lessor the premises situated in the City of Temple City County of Los Angeles, State of California, described as 4978 Santa Anita Ave. #202A & 202B, Temple City, CA 91780, with approximately 729 square feet upon the following TERMS and CONDITIONS:

1.	Term and Rent. Lessor demises the above premises for a term of Two (2) years, commencing on May 1, 2016 and terminating on April 30, 2018 or sooner as provided herein at the annual rental of Fifteen Thousand Three Hundred Nine Dollars (15,309.00) payable in equal monthly installments of $1,275.75 in advance on the first day of each month for that month’s rent, during the term of this lease. All rental payments shall be made to Lessor, at the following address:

Ideal Property at 625 East Main Street Alhambra CA 91801

Late Charge. In the event Tenant is more than Five (5) days late in paying any installment of rent due under this Lease, Tenant shall pay landlord a late charge equal to 10% of the delinquent installment of rent

2.	Security Deposit. Lessee shall deposit with Lessor on the signing of this lease the sum of Nine Hundred Eleven Dollars and 25/100 Cents ($911.25) which is transferred from existing lease as security for the performance of Lessee’s obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease.

3.	Adjustment to the Rent. The minimum monthly rent specified herein shall be adjusted as following:

05/01/2016 – 04/30/2017 $1,275.75/month ($1.75/sq.ft.) 05/01/2017 – 04/30/2018 $1,312.20/month ($1.80/sq.ft.)

4.	Use. Lessee shall use and occupy the premises for General Office & Lab. The premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose.

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5.	Care and Maintenance of Premises. Lessee acknowledges that the premises are generally in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expenses and at all times, maintain the premises in good and safe condition, including plate glass, flooring, painting, interior walls, electrical wiring & lights, plumbing, HVAC system and any other system or equipment exclusively used for that premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, except the roof, exterior walls, and structural foundations, which shall be maintained and repaired by Lessor.

6.	Alterations. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, in, to or about the premises.

7.	Ordinances and Statutes. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

8.	Assignment and Subletting. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, Lessor, at his/her option, may terminate this lease.

9.	Utilities. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including but not limited, those for electricity, and telephone services. Lessor shall be responsible for water, trash and gardening service.

10.	Entry and Inspection. Lessee shall permit Lessor or Lessor’s agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty (60) days prior to the expiration of this lease, to place upon the premises any usual “To Let” or “For Lease” signs, and permit persons desiring to lease the same to inspect the premises thereafter.

11.	Possession. Lessee has been in this possession for 3 years already and this lease is a renew one.

12.	Indemnification of Lessor. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

13.	Insurance. Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows:

$500,000 for general liabilities.

Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured, The Certificate shall provide for a ten-day written notice to Lessor in the event of Cancellation or material change of coverage. To the maximum extent permitted by insurance policies, which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation, which might otherwise exist.

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Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising from Tenant’s use or occupancy of the premises or from the conduct of its business or from any activity, work, or things which may be permitted or suffered by tenant in or about the premises including all damages, costs, attorney’s fees, expenses and liabilities incurred in the defense of any claim or action or proceeding arising there from. Except for Landlord’s willful or grossly negligent conduct, Tenant hereby assumes all risk of damage to property or injury to person in or about the premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord.

Except for Landlord’s willful or grossly negligent conduct, Tenant hereby agrees that Landlord shall not be liable for any injury to Tenant’s business or loss of income there from or for damage to the goods, wares, merchandise, or other property of Tenant. Tenant’s employees, invitees, customers or any other person in or about the premises: nor shall Landlord be liable for injury to the person of Tenant, Tenant’s employees, agents, contractors, or invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning, or lighting fixtures, or from any other cause, weather such damage results from conditions arising upon the premises or upon other portions of the building in which the premises are a part, or from any other sources or places. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant, if any, of the building in which the premises are located.

14.	Eminent Domain. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee’s use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expense.

15.	Destruction of Premises. In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs, thereof, Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

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16.	Lessor’s Remedies on Default. If Lessee shall default in the payment when due of any installment of rent herein or in the performance of any other convenant or obligation of Lessee herein, Lessor shall forward written notice, as provided herein, of such default to Lessee, and failure of Lessee to cure such default within Three (3) days after the date of receipt of such notice with respect to a default in the payment of rent or within Thirty (30) days after the date of receipt of such notice with respect to any other default of Lessee (or, if such other default cannot be cured within such Thirty(30) day period, within such reasonable additional time as is necessary to cure such other default, provided that Lessee pursues cure diligently and in good faith), shall thereafter allow Lessor to pursue all remedies provided to Lessor pursuant to state law applicable.

17.	Tax Increase. In the event there is any increase during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation, Lessee shall pay to Lessor upon presentation of paid tax bills an amount equal to 0% of the increase in taxes upon the year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year.

18.	Common Area Expense. In the event the demised premises are situated in a shopping center or in commercial building in which there are common areas, Lessee agrees to pay his pro-rata share of maintenance, taxes, and insurance for the common area. (N/A)

19.	Attorney’s Fees. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney’s fee.

20.	Notices. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address shown below, or at such other places as may be designated by the parties from time to time.

21.	Heirs, Assigns, Successors. This lease is binding upon and insures to the benefit of the heirs, assigns and successors in interest to the parties.

22.	Options to Renew. Provided that Lessee is not in default in the performance of this lease, Lessee shall have the option to renew the lease for additional Three (3) years commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during the renewal term. The option shall be exercised by written notice given to Lessor not less than 60 days prior to the expiration of the initial lease term. If notice is not given in the manner provided herein within the time specified, this option shall expire. The option period rent will be increased 5% annually starting 05/01/2018.

23.	Subordination. This lease is and shall be subordinated to all existing and future liens and encumbrances against the property.

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24.	Estoppels Certificate. Each party, within (10) days after notice from the other party, shall execute and deliver to the other party a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modification. The certificate shall also state the amount of minimum monthly rent, the dates to which the rent has been paid in advance, and the amount of any security deposit or prepaid rent, if any, as well as acknowledging that there are not, to that party’s knowledge, any uncured defaults on the part of the other party, or specifying such defaults, if any, which are claimed. Failure to deliver such a certificate within the ten (10) day period shall be conclusive upon the party failing to deliver the certificate to the benefit of the party requesting the certificate that this Lease is in full force and effect, that there are no uncured defaults hereunder, and has not been modified except as may be represented by the party requesting the certificate

25.	Covenants and conditions. Each provision of this lease performable by Tenant shall be deemed both a covenant and a condition.

26.	Choice of Law. The parties hereto agree that the laws of the State of California shall govern this Lease.

Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties.

Signed this 28th Day of April, 2016

By	/s/ Ming Hsieh	By	/s/ James Shi
Lessee: Fulgent Therapeuticals, LLC		Lessor: E & E Plaza, LLC
Title:	Manager	Title:	Property Manager

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COMMERCIAL LEASE

This Lease is made and entered into between E & E PLAZA, LLC, herein called Lessor, and Fulgent Therapeutics, LLC herein called Lessee.

Lessee hereby offers to lease from Lessor the premises situated in the City of Temple City County of Los Angeles, State of California, described as 4978 Santa Anita Ave. #203, Temple City, CA 91780, with approximately 2,500 square feet upon the following TERMS and CONDITIONS:

1.	Term and Rent. Lessor demises the above premises for a term of Two (2) years, commencing on May 1, 2016 and terminating on April 30, 2018 or sooner as provided herein at the annual rental of Fifty Two Thousand Five Hundred Dollars (52,500.00) payable in equal monthly installments of $4,375.00 in advance on the first day of each month for that month’s rent, during the term of this lease. All rental payments shall be made to Lessor, at the following address:

Ideal Property at 625 East Main Street Alhambra CA 91801

Late Charge. In the event Tenant is more than Five (5) days late in paying any installment of rent due under this Lease, Tenant shall pay landlord a late charge equal to 10% of the delinquent installment of rent

2.	Security Deposit. Lessee shall deposit with Lessor on the signing of this lease the sum of Thirty Nine Hundred Ninety Six Dollars ($3,996.00) which is transferred from existing lease as security for the performance of Lessee’s obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease.

3.	Adjustment to the Rent. The minimum monthly rent specified herein shall be adjusted as following:

05/01/2016 - 04/30/2017         $4,375.00/month ($1.75/sq.ft.)

05/01/2017 - 04/30/2018         $4,500.00/month ($1.80/sq.ft.)

4.	Use. Lessee shall use and occupy the premises for General Office & Lab. The premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose.

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5.	Care and Maintenance of Premises. Lessee acknowledges that the premises are generally in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expenses and at all times, maintain the premises in good and safe condition, including plate glass, flooring, painting, interior walls, electrical wiring & lights, plumbing, HVAC system and any other system or equipment exclusively used for that premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, except the roof, exterior walls, and structural foundations, which shall be maintained and repaired by Lessor.

6.	Alterations. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, in, to or about the premises.

7.	Ordinances and Statutes. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

8.	Assignment and Subletting. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, Lessor, at his/her option, may terminate this lease.

9.	Utilities. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including but not limited, those for electricity, and telephone services. Lessor shall be responsible for water, trash and gardening service.

10.	Entry and Inspection. Lessee shall permit Lessor or Lessor’s agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty (60) days prior to the expiration of this lease, to place upon the premises any usual “To Let” or “For Lease” signs, and permit persons desiring to lease the same to inspect the premises thereafter.

11.	Possession. Lessee has been in this possession for 3 years already and this lease is a renew one.

12.	Indemnification of Lessor. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

13.	Insurance. Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows:

$1,000,000 for general liabilities.

Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of Cancellation or material change of coverage. To the maximum extent permitted by insurance policies, which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation, which might otherwise exist.

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Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising from Tenant’s use or occupancy of the premises or from the conduct of its business or from any activity, work, or things which may be permitted or suffered by tenant in or about the premises including all damages, costs, attorney’s fees, expenses and liabilities incurred in the defense of any claim or action or proceeding arising there from. Except for Landlord’s willful or grossly negligent conduct, Tenant hereby assumes all risk of damage to property or injury to person in or about the premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord.

Except for Landlord’s willful or grossly negligent conduct, Tenant hereby agrees that Landlord shall not be liable for any injury to Tenant’s business or loss of income there from or for damage to the goods, wares, merchandise, or other property of Tenant. Tenant’s employees, invitees, customers or any other person in or about the premises: nor shall Landlord be liable for injury to the person of Tenant, Tenant’s employees, agents, contractors, or invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning, or lighting fixtures, or from any other cause, weather such damage results from conditions arising upon the premises or upon other portions of the building in which the premises are a part, or from any other sources or places. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant, if any, of the building in which the premises are located.

14.	Eminent Domain. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee’s use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expense.

15.	Destruction of Premises. In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs, thereof, Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

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16.	Lessor’s Remedies on Default. If Lessee shall default in the payment when due of any installment of rent herein or in the performance of any other convenant or obligation of Lessee herein, Lessor shall forward written notice, as provided herein, of such default to Lessee, and failure of Lessee to cure such default within Three (3) days after the date of receipt of such notice with respect to a default in forward written notice, as provided herein, of such default to Lessee, and failure of Lessee to cure such default within Three (3) days after the date of receipt of such notice with respect to a default in the payment of rent or within Thirty (30) days after the date of receipt of such notice with respect to any other default of Lessee (or, if such other default cannot be cured within such Thirty(30) day period, within such reasonable additional time as is necessary to cure such other default, provided that Lessee pursues cure diligently and in good faith), shall thereafter allow Lessor to pursue all remedies provided to Lessor pursuant to state law applicable.

17.	Tax Increase. In the event there is any increase during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation, Lessee shall pay to Lessor upon presentation of paid tax bills an amount equal to 0% of the increase in taxes upon the year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year.

18.	Common Area Expense. In the event the demised premises are situated in a shopping center or in commercial building in which there are common areas, Lessee agrees to pay his pro-rata share of maintenance, taxes, and insurance for the common area. (N/A)

19.	Attorney’s Fees. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney’s fee.

20.	Notices. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address shown below, or at such other places as may be designated by the parties from time to time.

21.	Heirs, Assigns, Successors. This lease is binding upon and insures to the benefit of the heirs, assigns and successors in interest to the parties.

22.	Options to Renew. Provided that Lessee is not in default in the performance of this lease, Lessee shall have the option to renew the lease for additional Three (3) years commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during the renewal term. The option shall be exercised by written notice given to Lessor not less than 60 days prior to the expiration of the initial lease term. If notice is not given in the manner provided herein within the time specified, this option shall expire. The option period rent will be increased 5% annually starting 05/01/2018.

23.	Subordination. This lease is and shall be subordinated to all existing and future liens and encumbrances against the property.

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24.	Estoppels Certificate. Each party, within (10) days after notice from the other party, shall execute and deliver to the other party a certificate stating that this Lease is unmodified and in full force and the amount of any security deposit or prepaid rent, if any, as well as acknowledging that there are not, to that party’s knowledge, any uncured defaults on the part of the other party, or specifying such defaults, if any, which are claimed. Failure to deliver such a certificate within the ten (10) day period shall be conclusive upon the party failing to deliver the certificate to the benefit of the party requesting the certificate that this Lease is in full force and effect, that there are no uncured defaults hereunder, and has not been modified except as may be represented by the party requesting the certificate

25.	Covenants and conditions. Each provision of this lease performable by Tenant shall be deemed both a covenant and a condition.

26.	Choice of Law. The parties hereto agree that the laws of the State of California shall govern this Lease.

Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties.

Signed this 28th Day of April, 2016

By	/s/ Ming Hsieh	By	/s/ James Shi
	Lessee: Fulgent Therapeuticals, LLC		Lessor: E & E Plaza, LLC

	Title: Manager		Title: Property Manager

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COMMERCIAL LEASE

This Lease is made and entered into between E & E PLAZA, LLC, herein called Lessor, and Fulgent Therapeutics, LLC herein called Lessee.

Lessee hereby offers to lease from Lessor the premises situated in the City of Temple City County of Los Angeles, State of California, described as 4978 Santa Anita Ave. #204, Temple City, CA 91780,with approximately 1,118 square feet upon the following TERMS and CONDITIONS:

1.	Term and Rent. Lessor demises the above premises for a term of Two (2) years, commencing on May 1, 2016 and terminating on April 30, 2018 or sooner as provided herein at the annual rental of Twenty Three Thousand Four Hundred Seventy Eight Dollars (23,478.00) payable in equal monthly installments of $1,956.50 in advance on the first day of each month for that month’s rent, during the term of this lease. All rental payments shall be made to Lessor, at the following address:

Ideal Property at 625 East Main Street Alhambra CA 91801

Late Charge. In the event Tenant is more than Five (5) days late in paying any installment of rent due under this Lease, Tenant shall pay landlord a late charge equal to 10% of the delinquent installment of rent

2.	Security Deposit. Lessee shall deposit with Lessor on the signing of this lease the sum of Two Thousand Eight Hundred Seventy Three Dollars and 28/100 Cents ($2,873.28) which is transferred from existing lease as security for the performance of Lessee’s obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease.

3.	Adjustment to the Rent. The minimum monthly rent specified herein shall be adjusted as following:

05/01/2016 - 04/30/2017	$1,956.50/month ($1.75/sq.ft.)
05/01/2017 - 04/30/2018	$2,012.40/month ($1.80/sq.ft.)

4.	Use. Lessee shall use and occupy the premises for General Office & Lab. The premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose.

maintain the premises in good and safe condition, including plate glass, flooring, painting, interior walls, electrical wiring & lights, plumbing, HVAC system and any other system or equipment exclusively used for that premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, except the roof, exterior walls, and structural foundations, which shall be maintained and repaired by Lessor.

6.	Alterations. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, in, to or about the premises.

7.	Ordinances and Statutes. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

8.	Assignment and Subletting. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, Lessor, at his/her option, may terminate this lease.

9.	Utilities. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including but not limited, those for electricity, and telephone services. Lessor shall be responsible for water, trash and gardening service.

10.	Entry and Inspection. Lessee shall permit Lessor or Lessor’s agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty (60) days prior to the expiration of this lease, to place upon the premises any usual “To Let” or “For Lease” signs, and permit persons desiring to lease the same to inspect the premises thereafter.

11.	Possession. Lessee has been in this possession for 3 years already and this lease is a renew one.

12.	Indemnification of Lessor. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

13.	Insurance. Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows:

$1,000,000 for general liabilities.

Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of Cancellation or material change of coverage. To the maximum extent permitted by insurance policies, which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation, which might otherwise exist.

Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising from Tenant’s use or occupancy of the premises or from the conduct of its business or from any activity, work, or things which may be permitted or suffered by tenant in or about the premises including all damages, costs, attorney’s fees, expenses and liabilities incurred in the defense of any claim or action or proceeding arising there from. Except for Landlord’s willful or grossly negligent conduct, Tenant hereby assumes all risk of damage to property or injury to person in or about the premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord.

Except for Landlord’s willful or grossly negligent conduct, Tenant hereby agrees that Landlord shall not be liable for any injury to Tenant’s business or loss of income there from or for damage to the goods, wares, merchandise, or other property of Tenant. Tenant’s employees, invitees, customers or any other person in or about the premises: nor shall Landlord be liable for injury to the person of Tenant, Tenant’s employees, agents, contractors, or invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning, or lighting fixtures, or from any other cause, weather such damage results from conditions arising upon the premises or upon other portions of the building in which the premises are a part, or from any other sources or places. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant, if any, of the building in which the premises are located.

14.	Eminent Domain. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee’s use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expense.

15.	Destruction of Premises. In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs, thereof, Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

16.	Lessor’s Remedies on Default. If Lessee shall default in the payment when due of any installment of rent herein or in the performance of any other convenant or obligation of Lessee herein, Lessor shall forward written notice, as provided herein, of such default to Lessee, and failure of Lessee to cure such default within Three (3) days after the date of receipt of such notice with respect to a default in forward written notice, as provided herein, of such default to Lessee, and failure of Lessee to cure such default within Three (3) days after the date of receipt of such notice with respect to a default in the payment of rent or within Thirty (30) days after the date of receipt of such notice with respect to any other default of Lessee (or, if such other default cannot be cured within such Thirty(30) day period, within such reasonable additional time as is necessary to cure such other default, provided that Lessee pursues cure diligently and in good faith), shall thereafter allow Lessor to pursue all remedies provided to Lessor pursuant to state law applicable.

17.	Tax Increase. In the event there is any increase during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation, Lessee shall pay to Lessor upon presentation of paid tax bills an amount equal to 0% of the increase in taxes upon the year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year.

18.	Common Area Expense. In the event the demised premises are situated in a shopping center or in commercial building in which there are common areas, Lessee agrees to pay his pro-rata share of maintenance, taxes, and insurance for the common area. (N/A)

19.	Attorney’s Fees. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney’s fee.

20.	Notices. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address shown below, or at such other places as may be designated by the parties from time to time.

21.	Heirs, Assigns, Successors. This lease is binding upon and insures to the benefit of the heirs, assigns and successors in interest to the parties.

22.	Options to Renew. Provided that Lessee is not in default in the performance of this lease, Lessee shall have the option to renew the lease for additional Three (3) years commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during the renewal term. The option shall be exercised by written notice given to Lessor not less than 60 days prior to the expiration of the initial lease term, If notice is not given in the manner provided herein within the time specified, this option shall expire. The option period rent will be increased 5% annually starting 05/01/2018.

23.	Subordination. This lease is and shall be subordinated to all existing and future liens and encumbrances against the property.

24.	Estoppels Certificate. Each party, within (10) days after notice from the other party, shall execute and deliver to the other party a certificate stating that this Lease is unmodified and in full force and the amount of any security deposit or prepaid rent, if any, as well as acknowledging that there are not, to that party’s knowledge, any uncured defaults on the part of the other party, or specifying such defaults, if any, which are claimed. Failure to deliver such a certificate within the ten (10) day period shall be conclusive upon the party failing to deliver the certificate to the benefit of the party requesting the certificate that this Lease is in full force and effect, that there are no uncured defaults hereunder, and has not been modified except as may be represented by the party requesting the certificate

25.	Covenants and conditions. Each provision of this lease performable by Tenant shall be deemed both a covenant and a condition.

26.	Choice of Law. The parties hereto agree that the laws of the State of California shall govern this Lease.

Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties.

Signed this 28th Day of April, 2016

By	/s/ Ming Hsieh	By	/s/ James Shi
Lessee: Fulgent Therapeuticals, LLC		Lessor: E & E Plaza, LLC
Title:	Manager	Title:	Property Manager

COMMERCIAL LEASE

This Lease is made and entered into between E & E PLAZA, LLC, herein called Lessor, and Fulgent Therapeutics, LLC herein called Lessee.

Lessee hereby offers to lease from Lessor the premises situated in the City of Temple City County of Los Angeles, State of California, described as 4978 Santa Anita Ave. #205, Temple City, CA 91780, with approximately 1,988 square feet upon the following TERMS and CONDITIONS:

1.	Term and Rent. Lessor demises the above premises for a term of Two (2) years, commencing on May 1, 2016 and terminating on April 30, 2018 or sooner as provided herein at the annual rental of Forty One Thousand Seven Hundred Forty Eight Dollars (41,748.00) payable in equal monthly installments of $3,479.00 in advance on the first day of each month for that month’s rent, during the term of this lease. All rental payments shall be made to Lessor, at the following address:

Ideal Property at 625 East Main Street Alhambra CA 91801

Late Charge. In the event Tenant is more than Five (5) days late in paying any installment of rent due under this Lease, Tenant shall pay landlord a late charge equal to 10% of the delinquent installment of rent

2.	Security Deposit. Lessee shall deposit with Lessor on the signing of this lease the sum of Four Thousand Four Hundred Fifteen Dollars and 04/100 Cents ($4,415.04) which is transferred from existing lease as security for the performance of Lessee’s obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease.

3.	Adjustment to the Rent. The minimum monthly rent specified herein shall be adjusted as following:

05/01/2016 – 04/30/2017	$3,479.00/month ($1.75/sq.ft.)
05/01/2017 – 04/30/2018	$3,578.40/month ($1.80/sq.ft.)

4.	Use. Lessee shall use and occupy the premises for General Office & Lab. The premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose.

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5.	Care and Maintenance of Premises. Lessee acknowledges that the premises are generally in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expenses and at all times, maintain the premises in good and safe condition, including plate glass, flooring, painting, interior walls, electrical wiring & lights, plumbing, HVAC system and any other system or equipment exclusively used for that premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, except the roof, exterior walls, and structural foundations, which shall be maintained and repaired by Lessor.

6.	Alterations. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, in, to or about the premises.

7.	Ordinances and Statutes. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

8.	Assignment and Subletting. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, Lessor, at his/her option, may terminate this lease.

9.	Utilities. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including but not limited, those for electricity, and telephone services. Lessor shall be responsible for water, trash and gardening service.

10.	Entry and Inspection. Lessee shall permit Lessor or Lessor’s agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty (60) days prior to the expiration of this lease, to place upon the premises any usual “To Let” or “For Lease” signs, and permit persons desiring to lease the same to inspect the premises thereafter.

11.	Possession. Lessee has been in this possession for 3 years already and this lease is a renew one.

12.	Indemnification of Lessor. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

13.	Insurance. Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows:

$1,000,000 for general liabilities.

Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of Cancellation or material change of coverage. To the maximum extent permitted by insurance policies, which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation, which might otherwise exist.

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Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising from Tenant’s use or occupancy of the premises or from the conduct of its business or from any activity, work, or things which may be permitted or suffered by tenant in or about the premises including all damages, costs, attorney’s fees, expenses and liabilities incurred in the defense of any claim or action or proceeding arising there from. Except for Landlord’s willful or grossly negligent conduct, Tenant hereby assumes all risk of damage to property or injury to person in or about the premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord.

Except for Landlord’s willful or grossly negligent conduct, Tenant hereby agrees that Landlord shall not be liable for any injury to Tenant’s business or loss of income there from or for damage to the goods, wares, merchandise, or other property of Tenant. Tenant’s employees, invitees, customers or any other person in or about the premises: nor shall Landlord be liable for injury to the person of Tenant. Tenant’s employees, agents, contractors, or invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning, or lighting fixtures, or from any other cause, weather such damage results from conditions arising upon the premises or upon other portions of the building in which the premises are a part, or from any other sources or places. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant, if any, of the building in which the premises are located.

14.	Eminent Domain. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee’s use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expense.

15.	Destruction of Premises. In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs, thereof, Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

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16.	Lessor’s Remedies on Default. If Lessee shall default in the payment when due of any installment of rent herein or in the performance of any other convenant or obligation of Lessee herein, Lessor shall forward written notice, as provided herein, of such default to Lessee, and failure of Lessee to cure such default within Three (3) days after the date of receipt of such notice with respect to a default in the payment of rent or within Thirty (30) days after the date of receipt of such notice with respect to any other default of Lessee (or, if such other default cannot be cured within such Thirty(30) day period, within such reasonable additional time as is necessary to cure such other default, provided that Lessee pursues cure diligently and in good faith), shall thereafter allow Lessor to pursue all remedies provided to Lessor pursuant to state law applicable.

17.	Tax Increase. In the event there is any increase during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation, Lessee shall pay to Lessor upon presentation of paid tax bills an amount equal to 0% of the increase in taxes upon the year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year.

18.	Common Area Expense. In the event the demised premises are situated in a shopping center or in commercial building in which there are common areas, Lessee agrees to pay his pro-rata share of maintenance, taxes, and insurance for the common area. (N/A)

19.	Attorney’s Fees. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney’s fee.

20.	Notices. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address shown below, or at such other places as may be designated by the parties from time to time.

21.	Heirs, Assigns, Successors. This lease is binding upon and insures to the benefit of the heirs, assigns and successors in interest to the parties.

22.	Options to Renew. Provided that Lessee is not in default in the performance of this lease, Lessee shall have the option to renew the lease for additional Three (3) years commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during the renewal term. The option shall be exercised by written notice given to Lessor not less than 60 days prior to the expiration of the initial lease term. If notice is not given in the manner provided herein within the time specified, this option shall expire. The option period rent will be increased 5% annually starting 05/01/2018.

23.	Subordination. This lease is and shall be subordinated to all existing and future liens and encumbrances against the property.

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24.	Estoppels Certificate. Each party, within (10) days after notice from the other party, shall execute and deliver to the other party a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modification. The certificate shall also state the amount of minimum monthly rent, the dates to which the rent has been paid in advance, and the amount of any security deposit or prepaid rent, if any, as well as acknowledging that there are not, to that party’s knowledge, any uncured defaults on the part of the other party, or specifying such defaults, if any, which are claimed. Failure to deliver such a certificate within the ten (10) day period shall be conclusive upon the party failing to deliver the certificate to the benefit of the party requesting the certificate that this Lease is in full force and effect, that there are no uncured defaults hereunder, and has not been modified except as may be represented by the party requesting the certificate

25.	Covenants and conditions. Each provision of this lease performable by Tenant shall be deemed both a covenant and a condition.

26.	Choice of Law. The parties hereto agree that the laws of the State of California shall govern this Lease.

Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties.

Signed this 28th Day of April, 2016

By	/s/ Ming Hsieh	By	/s/ James Shi
	Lessee: Fulgent Therapeuticals, LLC		Lessor: E & E Plaza, LLC
	Title: Manager		Title: Property Manager

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